EXHIBIT 10
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            Consent Of Independent Registered Public Accounting Firm

We have issued our report dated June 11, 2004 accompanying the financial statements included in the Annual Report of SBS Interactive Co. (the "Company") on Form 10-KSB for the years ended December 31, 2003, which are incorporated by reference into the Registration Statement on Form S-8. We hereby consent to the incorporation by reference of said report in the Registration Statement of SBS Interactive Co. on Form S-8 pertaining to the Company's 2004 Equity Incentive Plan and Form S-8 pertaining to the Non-Exclusive Consulting Agreement with Clearsite Ltd.


/s/ Stonefield Josephson, Inc.
STONEFIELD JOSEPHSON, INC.
Santa Monica, California
June 14, 2004